Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:  Anu Ahluwalia

                  (212) 299-2439

NYMEX FILES REGISTRATION STATEMENT FOR INITIAL PUBLIC OFFERING

NEW YORK, July 17, 2006 -- NYMEX Holdings, Inc. ("NYMEX"), parent company of the New York Mercantile Exchange, Inc. announced today that it has filed a registration statement on Form S-1 (the "Registration Statement") and a preliminary proxy statement (the "Proxy") with the U.S. Securities and Exchange Commission ("SEC") in connection with a proposed initial public offering of its common stock.  In addition to the shares of common stock to be sold in the offering by NYMEX, additional shares may be included by existing stockholders who will be afforded the opportunity to sell in the offering. The timing of the initial public offering is dependent upon several factors, including market conditions, regulatory review and approval, as well as NYMEX stockholder approval.  As a result, both the Registration Statement and the Proxy will be amended in the future.

The joint book-running managers of the offering are JPMorgan and Merrill Lynch & Co.

The co-managers are Bank of America Securities LLC, Citigroup, Lehman Brothers and Sandler O'Neill + Partners, L.P.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

###

Forward Looking and Cautionary Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to our future performance, operating results, strategy, and other future events. Such statements generally include words such as could, can, anticipate, believe, expect, seek, pursue, and similar words and terms, in connection with any discussion of future results. Forward-looking statements involve a number of assumptions, risks, and uncertainties, any of which may cause actual results to differ materially from the anticipated, estimated, or projected results referenced in forward-looking statements. In particular, the forward-looking statements of NYMEX Holdings, Inc., and its subsidiaries are subject to the following risks and uncertainties: the success and timing of new futures contracts and products; changes in political, economic, or industry conditions; the unfavorable resolution of material legal proceedings; the impact and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions, including without limitation, actions by the Commodity Futures Trading Commission; and terrorist activities and international hostilities, which may affect the general economy as well as oil and other commodity markets. We assume no obligation to update or supplement our forward-looking statements.

Statement Regarding Available Information
Please note this is not intended to be a solicitation for proxy. NYMEX has filed with the Securities and Exchange Commission a preliminary proxy statement. NYMEX's stockholders are urged to read the definitive proxy statement in its entirety, when it becomes available, and any other related documents NYMEX may issue, because they will contain important information about NYMEX, the transaction, the persons soliciting proxies in connection with the transaction and the interests of these persons in the transaction and related matters. These documents may be obtained for free at the SEC's website (www.sec.gov). Additional information on how to obtain these documents from NYMEX will be made available to stockholders.  Information about the directors and executive officers of NYMEX and their ownership of NYMEX stock is set forth in the proxy statement.